UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 14, 2021

Date of Report

(Date of earliest event reported)

TOFUTTI BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
(Address of principal executive offices and zip code)

(908)272-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TOFB	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Resignation of Independent Registered Accounting Firm.

EisnerAmper LLP (“EisnerAmper”) resigned as the independent registered public accounting firm of Tofutti Brands, Inc. (the “Company”).

The audit reports of EisnerAmper on our financial statements for the fiscal years ended December 29, 2018 and December 28, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 29, 2018 and December 28, 2019, and through the subsequent interim period preceding EisnerAmper’s resignation, there were no disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EisnerAmper would have caused them to make reference thereto in their reports on our financial statements for such years. During the fiscal years ended December 29, 2018 and December 28, 2019, and through the subsequent interim period preceding EisnerAmper’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except that the Company’s internal control over financial reporting was not effective due to the existence of the following material weaknesses, as disclosed in the Company’s Annual Reports on Form 10-K for the fiscal years December 29, 2018 and December 28, 2019:

●

A continuing lack of sufficient resources and an insufficient level of monitoring and oversight, which may restrict our ability to gather, analyze and report information relative to the financial statements, including but not limited to accounting estimates, reserves, allowances, and income tax matters, in a timely manner.

●	The limited size of the accounting department makes it impracticable to achieve an optimum separation of duties and monitoring of internal controls.

The Company provided EisnerAmper with its disclosures in this Current Report on Form 8-K disclosing the resignation of EisnerAmper and requested in writing that EisnerAmper furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with such disclosure. A copy of EisnerAmper’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 16.1	Letter re change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	January 19, 2021	TOFUTTI BRANDS INC.
(Registrant)

		By:	/s/ Steven Kass
Steven Kass
Chief Financial Officer